                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 1st day of April, 2004.



                                                  /s/ TOR B. ARNEBERG
                                                  ----------------------------
                                                  Tor B. Arneberg

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 1st day of April, 2004.



                                                     /s/ BERNARD W. ARONSON
                                                     -----------------------
                                                     Bernard W. Aronson

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 19th day of April, 2004.



                                               /s/ JOHN  D. CHANDRIS
                                               -------------------------------
                                               John D. Chandris

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 5th day of April, 2004.




                                                     /s/ ARVID GRUNDEKJOEN
                                                     --------------------------
                                                     Arvid Grundekjoen

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 4th day of April, 2004.



                                                     /s/ WILLIAM L. KIMSEY
                                                     ----------------------
                                                     William L. Kimsey

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 1st day of April, 2004.



                                                     /s/ LAURA LAVIADA
                                                     ----------------------
                                                     Laura Laviada

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this ____ day of April, 2004.



                                                     /s/ GERT W. MUNTHE
                                                     --------------------------
                                                     Gert W. Munthe

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this ___ day of April, 2004.



                                                     /s/ EYAL OFER
                                                     -------------------------
                                                     Eyal Ofer

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this ___ day of April, 2004.



                                                     /s/ THOMAS J. PRITZKER
                                                     -----------------------
                                                     Thomas J. Pritzker

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 24th day of April, 2004.



                                               /s/ WILLIAM K. REILLY
                                               -------------------------------
                                               William K. Reilly

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned director of Royal Caribbean Cruises Ltd., a corporation organized under the laws of Liberia (the "Company"), hereby constitutes and appoints Richard D. Fain and Luis E. Leon, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Registration Statement on Form F-3 to be filed by the Company with the Securities and Exchange Commission with respect to the possible public offering of debt and/or equity securities of the Company, and any and all subsequent amendments thereto, and any registration statement relating to the offering contemplated by such Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, and any other documents in connection therewith, granting authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned director might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated this 5th day of April, 2004.



                                                 /s/ ARNE ALEXANDER WILHELMSEN
                                                 ------------------------------
                                                 Arne Alexander Wilhelmsen